Filed pursuant to Rule 497(e)
Registration Nos. 333-114371; 811-21556

Perritt Ultra MicroCap Fund (PREOX)
Perritt MicroCap Opportunities Fund (PRCGX)

Supplement dated September 30, 2024 to the
Prospectus dated February 28, 2024

We are pleased to announce the acquisition of the assets and liabilities of the Perritt Ultra MicroCap Fund by the Perritt MicroCap Opportunities Fund pursuant to the reorganization of the Ultra MicroCap Fund.  The acquisition, which is expected to become effective after the close of business on October 25, 2024, is described in more detail in the information statement and prospectus filed as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the reorganization.
The information statement and prospectus will be sent to shareholders of the Ultra MicroCap Fund.  Shareholders of the Ultra MicroCap Fund are urged to read the information statement and prospectus because it contains important information about the reorganization. The information statement and prospectus may be obtained free of charge from the SEC’s website at www.sec.gov or by calling 1-800-332-3133.
Upon the acquisition of the Ultra MicroCap Fund by the MicroCap Opportunities Fund, each shareholder of the Ultra MicroCap Fund will receive shares of the MicroCap Opportunities Fund, which have an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares in the Ultra MicroCap Fund.   The Ultra MicroCap Fund will then terminate.  The shareholders of the Ultra MicroCap Fund will not be assessed any sales charges or other shareholder fees in connection with the acquisition, and the reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code.
Existing shareholders may redeem or exchange shares of the Ultra MicroCap Fund in the ordinary course until the last business day before the closing of the reorganization after the close of business on October 25, 2024.  The redemption fee is waived with regard to the Ultra MicroCap Fund in light of the proposed reorganization.
The Funds believe that the acquisition will provide shareholders of the Ultra MicroCap Fund with a similar investment opportunity that has a significantly lower expense ratio.  You should review the information statement and prospectus carefully and retain it for future reference.  In connection with the reorganization, the Funds are not asking you for a proxy and you are requested not to send a proxy.

Please keep this Supplement with your Prospectus.